Exhibit 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Forms S-3 and S-8) of Alliance Pharmaceutical Corp. of our report dated October 7, 2003, with respect to the consolidated financial statements of Alliance Pharmaceutical Corp. included in the Annual Report (Form 10-K) for the year ended June 30, 2003.


                                                           /S/ ERNST & YOUNG LLP
                                                           ---------------------


San Diego, California
October 7, 2003